Note 8 - Income Taxes - Schedule of Effective Income Tax Rate Reconciliation (Details)	12 Months Ended
	Sep. 30, 2017	Sep. 30, 2016
U.S. Federal statutory graduated rate	34.00%	34.00%
State income tax rate, net of federal benefit	3.06%	3.06%
Total rate	37.06%	37.06%
Less: Net operating loss for which no benefit is currently available	(37.06%)	(37.06%)
Net effective rate	0.00%	0.00%